EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

I, M. Kenneth Oshman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Echelon Corporation on Form 10-Q/A for the fiscal quarter ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Echelon Corporation.

ECHELON CORPORATION

Date: May 16, 2008	By:	/s/ M. Kenneth Oshman
M. Kenneth Oshman, Chairman of the Board and Chief Executive Officer

I, Oliver R. Stanfield, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Echelon Corporation on Form 10-Q/A for the fiscal quarter ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Echelon Corporation.

ECHELON CORPORATION

Date: May 16, 2008	By:	/s/ Oliver R. Stanfield
Oliver R. Stanfield, Executive Vice President Finance and Chief Financial Officer

*	A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Echelon Corporation and will be retained by Echelon Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies this Form 10-Q/A to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Registrant (whether made before or after the date of this Form 10-Q/A) under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, irrespective of any general incorporation language contained in such filing.